Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

The financial statements and exhibits included in this financial supplement should be read in conjunction with Athene Holding Ltd.’s (AHL’s) reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL is a subsidiary of Apollo Global Management, Inc. (AGM). On January 1, 2022 (the Merger Effective Date), AHL completed the previously announced merger transaction pursuant to the Agreement and Plan of Merger, dated as of March 8, 2021 (the Merger Agreement), by and among AHL, AGM (formerly known as Tango Holdings, Inc.), Apollo Asset Management, Inc. (AAM, formerly known as Apollo Global Management, Inc.), Blue Merger Sub, Ltd. (AHL Merger Sub), and Green Merger Sub, Inc. (AAM Merger Sub). At the closing of the merger transaction, AAM and AHL became subsidiaries of AGM.

This financial supplement includes the financial statements of AHL and its subsidiaries as a standalone entity ("Predecessor") for the periods prior to the completion of the merger transaction, and AHL and its subsidiaries as a subsidiary of AGM ("Successor") for periods from and after the Merger Effective Date. The accompanying financial statements also reflect the impacts of pushdown accounting in which we use AGM’s basis of accounting, which reflects the fair market value of our assets and liabilities at the time of the merger, unless otherwise prescribed by GAAP.

Where applicable, prior year disclosures have been conformed to (i) the current period presentation and (ii) revisions to non-GAAP measure definitions. AHL undertakes no obligation to update or correct the information in this financial supplement. Certain totals may not sum to the corresponding components due to rounding.

AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

Non-GAAP Measures. This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net spread, adjusted debt-to-capital ratio, net investment spread, net invested assets, alternative investments and net reserve liabilities. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common shareholder	$578	$1,382	$698	$1,060	$(1,518)	NM	NM	$578	$(1,518)	NM
Return on assets (ROA)	1.13%	2.62%	1.27%	1.85%	(2.48)%	NM	NM	1.13%	(2.48)%	NM

NON-GAAP
Spread related earnings (pre-tax)	$845	$662	$548	$454	$670	48%	(21)%	$845	$670	(21)%
Net spread	2.22%	1.69%	1.35%	1.08%	1.48%	40bps	(74)bps	2.22%	1.48%	(74)bps
Net investment spread	2.63%	2.06%	1.73%	1.47%	1.86%	39bps	(77)bps	2.63%	1.86%	(77)bps

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$205,670	$215,549	$224,396	$235,149	$246,134	5%	20%	$205,670	$246,134	20%
Total liabilities	187,334	193,878	202,024	212,968	232,442	9%	24%	187,334	232,442	24%
Goodwill	—	—	—	—	4,181	NM	NM	—	4,181	NM
Debt	1,977	2,468	2,469	2,964	3,287	11%	66%	1,977	3,287	66%
Total AHL shareholders’ equity	17,291	20,006	20,389	20,130	11,149	(45)%	(36)%	17,291	11,149	(36)%
Debt-to-capital ratio	10.3%	11.0%	10.8%	12.8%	22.8%	NM	NM	10.3%	22.8%	NM

NON-GAAP
Gross invested assets	$182,296	$188,751	$199,144	$210,225	$221,720	5%	22%	$182,296	$221,720	22%
Invested assets – ACRA noncontrolling interests	(26,593)	(27,937)	(32,924)	(34,882)	(37,449)	(7)%	(41)%	(26,593)	(37,449)	(41)%
Net invested assets	155,703	160,814	166,220	175,343	184,271	5%	18%	155,703	184,271	18%
Net reserve liabilities	148,339	152,772	156,852	161,951	174,234	8%	17%	148,339	174,234	17%
Outstanding debt	2,000	2,500	2,500	3,000	3,000	—%	50%	2,000	3,000	50%
Adjusted AHL common shareholder’s equity	12,470	13,471	14,287	14,803	14,930	1%	20%	12,470	14,930	20%
Adjusted debt-to-capital ratio[1]	11.9%	13.7%	13.1%	14.9%	14.6%	(30)bps	270bps	11.9%	14.6%	270bps

INFLOWS DATA
Gross organic inflows	$8,175	$7,576	$11,937	$9,346	$11,556	24%	41%	$8,175	$11,556	41%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	$8,175	$7,576	$11,937	$9,346	$11,556	24%	41%	$8,175	$11,556	41%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. As a result of the merger with AGM on January 1, 2022, we have elected pushdown accounting under GAAP and recorded our assets and liabilities at their fair market value as of the date of the merger. The resulting change in the value of our assets and liabilities limits the comparability of our financial results for the Successor and Predecessor periods. 1 Prior period ratios have been updated to include the notional amount of debt. See further discussion over this non-GAAP metric in the Notes to the Financial Supplement section.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
REVENUE
Premiums	$3,011	$1,598	$6,686	$2,967	$2,110	(29)%	(30)%	$3,011	$2,110	(30)%
Product charges	150	157	154	160	166	4%	11%	150	166	11%
Net investment income	1,669	2,017	1,472	1,942	1,683	(13)%	1%	1,669	1,683	1%
Investment related gains (losses)	(422)	2,592	385	1,660	(4,200)	NM	NM	(422)	(4,200)	NM
Other revenues	14	20	24	14	(3)	NM	NM	14	(3)	NM
Revenues of consolidated variable interest entities
Net investment income	35	21	2	19	17	(11)%	(51)%	35	17	(51)%
Investment related gains (losses)	(66)	18	1	20	(42)	NM	36%	(66)	(42)	36%
Total revenues	$4,391	$6,423	$8,724	$6,782	$(269)	NM	NM	$4,391	$(269)	NM

BENEFITS AND EXPENSES
Interest sensitive contract benefits	$394	$1,979	$572	$1,497	$(41)	NM	NM	$394	$(41)	NM
Amortization of deferred sales inducements	84	22	32	60	—	NM	NM	84	—	NM
Future policy and other policy benefits	3,317	1,950	7,014	3,453	2,085	(40)%	(37)%	3,317	2,085	(37)%
Amortization of deferred acquisition costs and value of business acquired	164	230	136	102	125	23%	(24)%	164	125	(24)%
Policy and other operating expenses	293	252	250	333	335	1%	14%	293	335	14%
Total benefits and expenses	4,252	4,433	8,004	5,445	2,504	(54)%	(41)%	4,252	2,504	(41)%
Income (loss) before income taxes	139	1,990	720	1,337	(2,773)	NM	NM	139	(2,773)	NM
Income tax expense (benefit)	62	184	(50)	190	(407)	NM	NM	62	(407)	NM
Net income (loss)	77	1,806	770	1,147	(2,366)	NM	NM	77	(2,366)	NM
Less: Net income (loss) attributable to noncontrolling interests	(537)	389	37	52	(883)	NM	(64)%	(537)	(883)	(64)%
Net income (loss) attributable to Athene Holding Ltd. shareholders	614	1,417	733	1,095	(1,483)	NM	NM	614	(1,483)	NM
Less: Preferred stock dividends	36	35	35	35	35	—%	(3)%	36	35	(3)%
Net income (loss) available to Athene Holding Ltd. common shareholder	$578	$1,382	$698	$1,060	$(1,518)	NM	NM	$578	$(1,518)	NM

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
Fixed income and other investment income, net	$1,286	$1,395	$1,340	$1,304	$1,207	(7)%	(6)%	$1,286	$1,207	(6)%
Alternative investment income	712	331	334	377	448	19%	(37)%	712	448	(37)%
Net investment earnings	1,998	1,726	1,674	1,681	1,655	(2)%	(17)%	1,998	1,655	(17)%
Strategic capital management fees	9	8	11	11	12	9%	33%	9	12	33%
Cost of funds	(1,010)	(925)	(985)	(1,073)	(826)	23%	18%	(1,010)	(826)	18%
Net investment spread	997	809	700	619	841	36%	(16)%	997	841	(16)%
Other operating expenses	(90)	(85)	(86)	(98)	(109)	(11)%	(21)%	(90)	(109)	(21)%
Interest and other financing costs	(62)	(62)	(66)	(67)	(62)	7%	—%	(62)	(62)	—%
Spread related earnings	$845	$662	$548	$454	$670	48%	(21)%	$845	$670	(21)%

Fixed income and other investment income	3.57%	3.75%	3.49%	3.26%	2.83%	(43)bps	(74)bps	3.57%	2.83%	(74)bps
Alternative investment income	38.51%	16.73%	16.28%	16.40%	16.61%	21bps	NM	38.51%	16.61%	NM
Net investment earnings	5.27%	4.40%	4.14%	3.98%	3.65%	(33)bps	NM	5.27%	3.65%	NM
Strategic capital management fees	0.02%	0.02%	0.03%	0.03%	0.03%	0bps	1bps	0.02%	0.03%	1bps
Cost of funds	(2.66)%	(2.36)%	(2.44)%	(2.54)%	(1.82)%	72bps	84bps	(2.66)%	(1.82)%	84bps
Net investment spread	2.63%	2.06%	1.73%	1.47%	1.86%	39bps	(77)bps	2.63%	1.86%	(77)bps
Other operating expenses	(0.24)%	(0.21)%	(0.21)%	(0.23)%	(0.24)%	(1)bps	0bps	(0.24)%	(0.24)%	0bps
Interest and other financing costs	(0.17)%	(0.16)%	(0.17)%	(0.16)%	(0.14)%	2bps	3bps	(0.17)%	(0.14)%	3bps
Spread related earnings	2.22%	1.69%	1.35%	1.08%	1.48%	40bps	(74)bps	2.22%	1.48%	(74)bps

Average net invested assets	$151,644	$156,753	$161,789	$168,863	$181,398	7%	20%	$151,644	$181,398	20%
Note: Historical management view results were revised to be shown in a spread related earnings view. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$578	$1,382	$698	$1,060	$(1,518)	NM	NM	$578	$(1,518)	NM
Preferred stock dividends	36	35	35	35	35	—%	(3)%	36	35	(3)%
Net income (loss) attributable to noncontrolling interest	(537)	389	37	52	(883)	NM	(64)%	(537)	(883)	(64)%
Net income (loss)	77	1,806	770	1,147	(2,366)	NM	NM	77	(2,366)	NM
Income tax expense (benefit)	62	184	(50)	190	(407)	NM	NM	62	(407)	NM
Income (loss) before income taxes	139	1,990	720	1,337	(2,773)	NM	NM	139	(2,773)	NM
Realized gains (losses) on sale of AFS securities	19	57	73	396	(64)	NM	NM	19	(64)	NM
Unrealized, allowances and other investment gains[1]	75	504	47	427	(871)	NM	NM	75	(871)	NM
Change in fair value of reinsurance assets	(865)	554	(118)	(200)	(1,657)	NM	(92)%	(865)	(1,657)	(92)%
Offsets to investment gains (losses)	141	(126)	13	27	131	NM	(7)%	141	131	(7)%
Investment gains (losses), net of offsets	(630)	989	15	650	(2,461)	NM	NM	(630)	(2,461)	NM
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	488	(68)	70	202	(81)	NM	NM	488	(81)	NM
Integration, restructuring and other non-operating expenses	(45)	(11)	(8)	(60)	(34)	43%	24%	(45)	(34)	24%
Stock compensation expense[2]	(8)	(11)	(8)	(11)	(12)	(9)%	(50)%	(8)	(12)	(50)%
Preferred stock dividends	36	35	35	35	35	—%	(3)%	36	35	(3)%
Noncontrolling interests - pre-tax income (loss)	(547)	394	68	67	(890)	NM	(63)%	(547)	(890)	(63)%
Less: Total adjustments to income (loss) before income taxes	(706)	1,328	172	883	(3,443)	NM	NM	(706)	(3,443)	NM
Spread related earnings	$845	$662	$548	$454	$670	48%	(21)%	$845	$670	(21)%

Note: Please refer to Notes to the Financial Supplement section for discussion on spread related earnings. 1 Unrealized, allowances and other investment gains (losses) was updated to include the change in fair value of Apollo investment. 2 Stock compensation expense was updated to include our long-term incentive plan expenses.

Net Flows & Agency Ratings Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
NET FLOWS
Retail	$1,757	$1,749	$2,372	$2,903	$2,865	(1)%	63%	$1,757	$2,865	63%
Flow reinsurance	299	279	635	1,351	1,001	(26)%	235%	299	1,001	235%
Funding agreements[1]	3,226	4,074	2,337	2,215	5,696	157%	77%	3,226	5,696	77%
Pension group annuities	2,893	1,474	6,593	2,877	1,994	(31)%	(31)%	2,893	1,994	(31)%
Gross organic inflows	8,175	7,576	11,937	9,346	11,556	24%	41%	8,175	11,556	41%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	8,175	7,576	11,937	9,346	11,556	24%	41%	8,175	11,556	41%
Gross outflows[2]	(4,122)	(4,635)	(4,433)	(4,344)	(4,883)	(12)%	(18)%	(4,122)	(4,883)	(18)%
Net flows	$4,053	$2,941	$7,504	$5,002	$6,673	33%	65%	$4,053	$6,673	65%

Inflows attributable to Athene	$6,705	$5,895	$7,180	$7,015	$9,333	33%	39%	$6,705	$9,333	39%
Inflows attributable to ADIP[3]	1,470	1,681	4,757	2,331	2,223	(5)%	51%	1,470	2,223	51%
Total gross inflows	$8,175	$7,576	$11,937	$9,346	$11,556	24%	41%	$8,175	$11,556	41%

Outflows attributable to Athene	$(3,481)	$(3,941)	$(3,746)	$(3,593)	$(4,072)	(13)%	(17)%	$(3,481)	$(4,072)	(17)%
Outflows attributable to ADIP[3]	(641)	(694)	(687)	(751)	(811)	(8)%	(27)%	(641)	(811)	(27)%
Total gross outflows[2]	$(4,122)	$(4,635)	$(4,433)	$(4,344)	$(4,883)	(12)%	(18)%	$(4,122)	$(4,883)	(18)%

1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 Gross outflows consist of full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and funding agreement maturities. 3 ADIP refers to Apollo/Athene Dedicated Investment Program and represents the noncontrolling interest in business ceded to ACRA.

	A.M. Best	Standard & Poor’s	Fitch
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A+	A
Athene Annuity and Life Company	A	A+	A
Athene Annuity & Life Assurance Company of New York	A	A+	A
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A+	A
Athene Life Re International Ltd.	A	A+	A
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A+	A
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A+	A

CREDIT RATINGS
Athene Holding Ltd.	bbb+	A-	BBB+
Senior notes	bbb+	A-	BBB

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	Predecessor	Successor
	December 31, 2021	March 31, 2022	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$100,159	$96,899	(3)%
Trading securities, at fair value	2,056	1,852	(10)%
Equity securities	1,170	1,154	(1)%
Mortgage loans	20,748	23,696	14%
Investment funds	1,178	1,243	6%
Policy loans	312	296	(5)%
Funds withheld at interest	43,907	41,173	(6)%
Derivative assets	4,387	3,668	(16)%
Short-term investments	139	175	26%
Other investments	1,473	1,214	(18)%
Total investments	175,529	171,370	(2)%
Cash and cash equivalents	9,479	8,523	(10)%
Restricted cash	796	834	5%
Investments in related parties
Available-for-sale securities, at fair value	10,402	8,324	(20)%
Trading securities, at fair value	1,781	262	(85)%
Equity securities, at fair value	284	166	(42)%
Mortgage loans	1,360	1,456	7%
Investment funds	7,391	3,088	(58)%
Funds withheld at interest	12,207	11,431	(6)%
Short-term investments, at fair value	—	53	NM
Other investments	222	255	15%
Accrued investment income	962	885	(8)%
Reinsurance recoverable	4,594	4,648	1%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,362	4,713	(12)%
Goodwill	—	4,181	NM
Other assets	1,257	7,094	NM
Assets of consolidated variable interest entities
Investments
Mortgage loans	2,040	1,880	(8)%
Investment funds	1,297	13,568	NM
Other investments	—	2,567	NM
Cash and cash equivalents	154	521	238%
Other assets	32	315	NM
Total assets	$235,149	$246,134	5%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	Predecessor	Successor
	December 31, 2021	March 31, 2022	Δ
LIABILITIES
Interest sensitive contract liabilities	$156,325	$164,369	5%
Future policy benefits	42,488	48,093	13%
Long-term debt	2,964	3,287	11%
Derivative liabilities	472	631	34%
Payables for collateral on derivatives and securities to repurchase	7,044	7,071	—%
Other liabilities	3,214	2,190	(32)%
Liabilities of consolidated variable interest entities
Debt	430	5,905	NM
Other liabilities	31	896	NM
Total liabilities	212,968	232,442	9%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	6,667	17,555	163%
Retained earnings (accumulated deficit)	11,033	(1,732)	NM
Accumulated other comprehensive income (loss)	2,430	(4,674)	NM
Total Athene Holding Ltd. shareholders’ equity	20,130	11,149	(45)%
Noncontrolling interests	2,051	2,543	24%
Total equity	22,181	13,692	(38)%
Total liabilities and equity	$235,149	$246,134	5%

Net Invested Assets (Management view) Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		March 31, 2022
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$75,163	42.9%	$79,006	42.9%
CLO	17,892	10.2%	18,036	9.8%
Credit	93,055	53.1%	97,042	52.7%
CML	21,438	12.2%	23,164	12.6%
RML	7,116	4.1%	8,442	4.6%
RMBS	6,969	4.0%	7,240	3.9%
CMBS	3,440	2.0%	3,551	1.9%
Real estate	38,963	22.3%	42,397	23.0%
ABS	20,376	11.6%	20,332	11.0%
Alternative investments	9,873	5.6%	11,506	6.2%
State, municipal, political subdivisions and foreign government	2,505	1.4%	2,722	1.5%
Equity securities	754	0.4%	824	0.4%
Short-term investments	111	0.1%	212	0.2%
U.S. government and agencies	212	0.1%	2,636	1.4%
Other investments	33,831	19.2%	38,232	20.7%
Cash and equivalents	6,086	3.5%	5,238	2.8%
Policy loans and other	1,296	0.7%	1,362	0.8%
Net invested assets excluding investment in Apollo	173,231	98.8%	184,271	100.0%
Investment in Apollo	2,112	1.2%	—	—%
Net invested assets	$175,343	100.0%	$184,271	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments, including related parties, to net invested assets. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		March 31, 2022
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Differentiated investments
Athora	$743	7.5%	$836	7.3%
MidCap	666	6.7%	677	5.9%
Wheels/Donlen	590	6.0%	621	5.4%
Catalina	442	4.6%	436	3.8%
Venerable	219	2.2%	230	2.0%
Other	1,122	11.3%	1,527	13.3%
Total differentiated investments	3,782	38.3%	4,327	37.7%
Real estate	2,673	27.1%	2,959	25.7%
Credit	1,281	13.0%	1,448	12.5%
Private equity	1,298	13.1%	1,877	16.3%
Real assets	330	3.3%	384	3.3%
Natural resources	353	3.7%	388	3.4%
Equities	133	1.3%	116	1.0%
Other	23	0.2%	7	0.1%
Net alternative investments[2]	$9,873	100.0%	$11,506	100.0%

1 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and VIEs, to net alternative investments. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Net alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		March 31, 2022
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1 A-G	$51,514	46.6%	$52,696	50.1%
2 A-C	53,398	48.3%	47,270	44.9%
Total investment grade	104,912	94.9%	99,966	95.0%
3 A-C	4,247	3.8%	3,949	3.7%
4 A-C	1,100	1.0%	1,005	1.0%
5 A-C	88	0.1%	91	0.1%
6	214	0.2%	212	0.2%
Total below investment grade	5,649	5.1%	5,257	5.0%
Total AFS securities including related parties	$110,561	100.0%	$105,223	100.0%

NRSRO designation
AAA/AA/A	$44,501	40.2%	$46,144	43.9%
BBB	47,636	43.1%	42,120	40.0%
Non-rated[1]	10,754	9.7%	9,904	9.4%
Total investment grade[2]	102,891	93.0%	98,168	93.3%
BB	3,713	3.4%	3,460	3.3%
B	946	0.9%	837	0.8%
CCC	1,356	1.2%	1,218	1.2%
CC and lower	755	0.7%	687	0.6%
Non-rated[1]	900	0.8%	853	0.8%
Total below investment grade	7,670	7.0%	7,055	6.7%
Total AFS securities including related parties	$110,561	100.0%	$105,223	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	Predecessor		Successor			Predecessor		Successor
	December 31, 2021		March 31, 2022			December 31, 2021		March 31, 2022
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$59,711	47.1%	$66,281	49.6%	AAA/AA/A	$49,785	39.3%	$55,356	41.4%
2 A-C	59,855	47.3%	60,523	45.3%	BBB	53,163	42.0%	53,832	40.3%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	14,140	11.2%	15,198	11.4%
Total investment grade	119,566	94.4%	126,804	94.9%	Total investment grade	117,088	92.5%	124,386	93.1%
3 A-C	5,310	4.2%	5,207	3.8%	BB	4,638	3.6%	4,482	3.3%
4 A-C	1,419	1.1%	1,332	1.0%	B	1,243	1.0%	1,050	0.8%
5 A-C	272	0.2%	323	0.2%	CCC	1,619	1.3%	1,663	1.2%
6	101	0.1%	69	0.1%	CC and lower	915	0.7%	1,012	0.7%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,165	0.9%	1,142	0.9%
Total below investment grade	7,102	5.6%	6,931	5.1%	Total below investment grade	9,580	7.5%	9,349	6.9%
Total NAIC designated assets[3]	126,668	100.0%	133,735	100.0%	Total NRSRO designated assets[3]	126,668	100.0%	133,735	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,491	21.0%	4,393	19.0%	CM1	4,491	21.0%	4,393	19.0%
CM2	11,387	53.1%	13,393	57.8%	CM2	11,387	53.1%	13,393	57.8%
CM3	4,897	22.8%	4,773	20.6%	CM3	4,897	22.8%	4,773	20.6%
CM4	597	2.8%	586	2.5%	CM4	597	2.8%	586	2.5%
CM5	37	0.2%	—	—%	CM5	37	0.2%	—	—%
CM6	29	0.1%	19	0.1%	CM6	29	0.1%	19	0.1%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	21,438	100.0%	23,164	100.0%	Total CMLs	21,438	100.0%	23,164	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	6,372	89.6%	7,791	92.3%	In good standing	6,372	89.6%	7,791	92.3%
90 days late	699	9.8%	569	6.7%	90 days late	699	9.8%	569	6.7%
In foreclosure	45	0.6%	82	1.0%	In foreclosure	45	0.6%	82	1.0%
Total RMLs	7,116	100.0%	8,442	100.0%	Total RMLs	7,116	100.0%	8,442	100.0%
Alternative investments	9,873		11,506		Alternative investments	9,873		11,506
Investment in Apollo	2,112		—		Investment in Apollo	2,112		—
Cash and equivalents	6,086		5,238		Cash and equivalents	6,086		5,238
Equity securities	754		824		Equity securities	754		824
Other[4]	1,296		1,362		Other[4]	1,296		1,362
Net invested assets	$175,343		$184,271		Net invested assets	$175,343		$184,271

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 4 Other includes policy loans, accrued interest, and other net invested assets.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		March 31, 2022
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$84,423	52.1%	$87,014	49.9%
Fixed rate annuities	29,075	17.9%	30,417	17.5%
Total deferred annuities	113,498	70.0%	117,431	67.4%
Pension group annuities	18,589	11.5%	20,814	11.9%
Payout annuities	7,227	4.5%	9,233	5.3%
Funding agreements[1]	20,841	12.9%	25,015	14.4%
Life and other	1,796	1.1%	1,741	1.0%
Total net reserve liabilities	$161,951	100.0%	$174,234	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor				Successor			Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	Q/Q	Y/Y	2021	2022	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning[2]	$144,989	$148,339	$152,772	$156,852	$169,508	8%	17%	$144,989	$169,508	17%
Gross inflows[3]	8,360	7,769	12,108	9,487	11,817	25%	41%	8,360	11,817	41%
Inflows attributable to ACRA noncontrolling interest	(1,507)	(1,725)	(4,795)	(2,302)	(2,271)	1%	(51)%	(1,507)	(2,271)	(51)%
Net inflows	6,853	6,044	7,313	7,185	9,546	33%	39%	6,853	9,546	39%
Net withdrawals	(3,481)	(3,941)	(3,746)	(3,593)	(4,072)	(13)%	(17)%	(3,481)	(4,072)	(17)%
Other reserve changes	(22)	2,330	513	1,507	(748)	NM	NM	(22)	(748)	NM
Net reserve liabilities – ending	$148,339	$152,772	$156,852	$161,951	$174,234	8%	17%	$148,339	$174,234	17%

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning[2]	$24,618	$25,625	$26,871	$31,100	$33,559	8%	36%	$24,618	$33,559	36%
Inflows	1,507	1,725	4,795	2,302	2,271	(1)%	51%	1,507	2,271	51%
Withdrawals	(641)	(694)	(687)	(751)	(811)	(8)%	(27)%	(641)	(811)	(27)%
Other reserve changes	141	215	121	282	—	NM	NM	141	—	NM
Reserve liabilities – ending	$25,625	$26,871	$31,100	$32,933	$35,019	6%	37%	$25,625	$35,019	37%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 As a result of the merger with AGM on January 1, 2022, we have elected pushdown accounting under GAAP and recorded our assets and liabilities at their fair market value as of the date of the merger. As a result, our 1Q’22 net reserve liability beginning balance reflects certain purchase price adjustments as compared to the 4Q’21 ending balance. 3 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,658	26.4%	$28,658	26.4%
0.0% < 2.0%	1,296	1.2%	1,941	1.8%
2.0% < 4.0%	4,467	4.1%	6,326	5.8%
4.0% < 6.0%	12,500	11.5%	14,933	13.7%
6.0% or greater	61,606	56.8%	56,669	52.3%
	$108,527	100.0%	$108,527	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.6%	0.4%	6.0%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,658	26.5%	—%
Less than 2	21,395	19.7%	5.4%
2 to less than 4	16,215	14.9%	6.5%
4 to less than 6	16,709	15.4%	7.6%
6 to less than 8	12,602	11.6%	8.8%
8 to less than 10	9,758	9.0%	10.7%
10 or greater	3,190	2.9%	14.3%
	$108,527	100.0%

	Predecessor	Successor
	December 31, 2021	March 31, 2022	Δ
DEFERRED ANNUITY RIDER RESERVE SUMMARY
Net rider reserve	$5,147	$5,277	2.5%
Net account value with rider reserves	38,246	38,322	0.2%
Rider reserve as a percentage of account value with rider reserves	13.5%	13.8%	30bps

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

SPREAD RELATED EARNINGS (SRE) AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income (loss) available to AHL common shareholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and mortgage loans, investments held under the fair value option and our investment in Apollo, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to DAC and DSI amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC and DSI amortization and changes to rider reserves. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit —Consists of the income tax effect of all income statement adjustments, including our Apollo investment, and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to AHL common shareholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under GAAP.
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total long-term and short-term debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common shareholder’s equity, preferred stock and the notional value of our debt. Adjusted AHL common shareholder’s equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets are useful in analyzing trends in our operating results. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD AND OTHER OPERATING EXPENSES
Net investment spread is a key measure of profitability. Net investment spread measures our investment performance plus our strategic capital management fees from ACRA, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (i) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (ii) funding agreement costs, including the interest payments and other reserve changes. Other liability costs include DAC, DSI and VOBA amortization, change in rider reserves, the cost of liabilities on products other than deferred annuities and institutional products, premiums, product charges and other revenues. Cost of funds is computed as the total liability costs divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations and profitability. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.
•Net investment earned rate, cost of funds, and net investment spread are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income, interest sensitive contract benefits or total benefits and expenses presented under GAAP.
•Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense and policy acquisition expenses. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represents the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets also includes our investment in Apollo for prior periods. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but does not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under GAAP.

SALES
Sales statistics do not correspond to revenues under GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). While we believe sales is a meaningful metric and enhances our understanding of our business performance, it should not be used as a substitute for premiums presented under GAAP.

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	Predecessor				Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22
RECONCILIATION OF TOTAL AHL SHAREHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON SHAREHOLDER’S EQUITY
Total AHL shareholders’ equity	$17,291	$20,006	$20,389	$20,130	$11,149
Less: Preferred stock	2,312	2,312	2,312	2,312	2,667
Total AHL common shareholder’s equity	14,979	17,694	18,077	17,818	8,482
Less: AOCI	2,021	3,337	3,011	2,430	(4,674)
Less: Accumulated change in fair value of reinsurance assets	488	886	779	585	(1,241)
Less: Accumulated change in fair value of mortgage loan assets	—	—	—	—	(533)
Total adjusted AHL common shareholder’s equity	$12,470	$13,471	$14,287	$14,803	$14,930

CAPITALIZATION
Total debt	$1,977	$2,468	$2,469	$2,964	$3,287
Less: Adjustment to arrive at outstanding debt	(23)	(32)	(31)	(36)	287
Outstanding debt	$2,000	$2,500	$2,500	$3,000	$3,000

Total debt	$1,977	$2,468	$2,469	$2,964	$3,287
Total AHL shareholders’ equity	17,291	20,006	20,389	20,130	11,149
Total capitalization	19,268	22,474	22,858	23,094	14,436
Less: Accumulated other comprehensive income (loss) (AOCI)	2,021	3,337	3,011	2,430	(4,674)
Less: Accumulated change in fair value of reinsurance assets	488	886	779	585	(1,241)
Less: Accumulated change in fair value of mortgage loan assets	—	—	—	—	(533)
Less: Adjustment to arrive at outstanding debt	(23)	(32)	(31)	(36)	287
Total adjusted capitalization	$16,782	$18,283	$19,099	$20,115	$20,597

Debt to capital ratio	10.3%	11.0%	10.8%	12.8%	22.8%
AOCI	1.3%	2.1%	1.8%	1.7%	(5.1)%
Accumulated change in fair value of reinsurance assets	0.3%	0.6%	0.5%	0.4%	(1.4)%
Accumulated change in fair value of mortgage loan assets	—%	—%	—%	—%	(0.6)%
Adjustment to arrive at outstanding debt	—%	—%	—%	—%	(1.1)%
Adjusted debt to capital ratio	11.9%	13.7%	13.1%	14.9%	14.6%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	Predecessor				Successor	Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	2021	2022
RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
GAAP net investment income	$1,669	$2,017	$1,472	$1,942	$1,683	$1,669	$1,683
Change in fair value of reinsurance assets	366	388	379	318	220	366	220
VIE earnings adjustment	37	21	15	35	79	37	79
Alternative gains (losses)	69	(18)	74	19	18	69	18
ACRA noncontrolling interest	(198)	(219)	(287)	(239)	(305)	(198)	(305)
Apollo investment (gain) loss	25	(472)	(13)	(404)	(33)	25	(33)
Held for trading amortization and other	30	9	34	10	(7)	30	(7)
Total adjustments to arrive at net investment earnings	329	(291)	202	(261)	(28)	329	(28)
Total net investment earnings	$1,998	$1,726	$1,674	$1,681	$1,655	$1,998	$1,655

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
GAAP net investment income rate	4.40%	5.15%	3.64%	4.60%	3.71%	4.40%	3.71%
Change in fair value of reinsurance assets	0.97%	0.99%	0.94%	0.75%	0.49%	0.97%	0.49%
VIE earnings adjustment	0.09%	0.05%	0.04%	0.08%	0.17%	0.09%	0.17%
Alternative gains (losses)	0.18%	(0.05)%	0.18%	0.05%	0.04%	0.18%	0.04%
ACRA noncontrolling interest	(0.52)%	(0.56)%	(0.71)%	(0.57)%	(0.67)%	(0.52)%	(0.67)%
Apollo investment (gain) loss	0.07%	(1.20)%	(0.03)%	(0.96)%	(0.07)%	0.07%	(0.07)%
Held for trading amortization and other	0.08%	0.02%	0.08%	0.03%	(0.02)%	0.08%	(0.02)%
Total adjustments to arrive at net investment earned rate	0.87%	(0.75)%	0.50%	(0.62)%	(0.06)%	0.87%	(0.06)%
Net investment earned rate	5.27%	4.40%	4.14%	3.98%	3.65%	5.27%	3.65%

Average net invested assets	$151,644	$156,753	$161,789	$168,863	$181,398	$151,644	$181,398

RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
GAAP policy and other operating expenses	$293	$252	$250	$333	$335	$293	$335
Interest expense	(32)	(34)	(34)	(39)	(33)	(32)	(33)
Policy acquisition expenses, net of deferrals	(92)	(84)	(89)	(91)	(88)	(92)	(88)
Integration, restructuring and other non-operating expenses	(45)	(11)	(8)	(70)	(34)	(45)	(34)
Stock compensation expenses	(8)	(11)	(8)	(11)	(12)	(8)	(12)
ACRA noncontrolling interest	(21)	(19)	(31)	(22)	(51)	(21)	(51)
Other changes in policy and other operating expenses	(5)	(8)	6	(2)	(8)	(5)	(8)
Total adjustments to arrive at other operating expenses	(203)	(167)	(164)	(235)	(226)	(203)	(226)
Other operating expenses	$90	$85	$86	$98	$109	$90	$109

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	Predecessor				Successor	Predecessor	Successor
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	2021	2022
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
GAAP benefits and expenses	$4,252	$4,433	$8,004	$5,445	$2,504	$4,252	$2,504
Premiums	(3,011)	(1,598)	(6,686)	(2,967)	(2,110)	(3,011)	(2,110)
Product charges	(150)	(157)	(154)	(160)	(166)	(150)	(166)
Other revenues	(14)	(20)	(24)	(14)	3	(14)	3
FIA option costs	279	278	281	287	294	279	294
Reinsurance embedded derivative impacts	14	12	12	11	12	14	12
Change in fair value of embedded derivatives - FIA, net of offsets	(298)	(1,450)	(164)	(1,077)	350	(298)	350
DAC and DSI amortization related to investment gains and losses	139	(94)	29	41	10	139	10
Rider reserves related to investment gains and losses	21	(20)	—	(5)	124	21	124
Policy and other operating expenses, excluding policy acquisition expenses	(201)	(168)	(161)	(242)	(247)	(201)	(247)
AmerUs closed block fair value liability	93	(54)	11	7	127	93	127
ACRA noncontrolling interest	(107)	(242)	(145)	(265)	(87)	(107)	(87)
Other	(7)	5	(18)	12	12	(7)	12
Total adjustments to arrive at cost of funds	(3,242)	(3,508)	(7,019)	(4,372)	(1,678)	(3,242)	(1,678)
Total cost of funds	$1,010	$925	$985	$1,073	$826	$1,010	$826

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
GAAP Benefits and Expense	11.22%	11.31%	19.79%	12.90%	5.52%	11.22%	5.52%
Premiums	(7.94)%	(4.08)%	(16.53)%	(7.03)%	(4.65)%	(7.94)%	(4.65)%
Product charges	(0.40)%	(0.40)%	(0.38)%	(0.38)%	(0.37)%	(0.40)%	(0.37)%
Other revenues	(0.04)%	(0.05)%	(0.06)%	(0.03)%	0.01%	(0.04)%	0.01%
FIA option costs	0.74%	0.71%	0.70%	0.68%	0.65%	0.74%	0.65%
Reinsurance embedded derivative impacts	0.04%	0.03%	0.03%	0.02%	0.03%	0.04%	0.03%
Change in fair value of embedded derivatives - FIA, net of offsets	(0.79)%	(3.70)%	(0.41)%	(2.55)%	0.77%	(0.79)%	0.77%
DAC and DSI amortization related to investment gains and losses	0.37%	(0.24)%	0.07%	0.10%	0.02%	0.37%	0.02%
Rider reserves related to investment gains and losses	0.05%	(0.05)%	—%	(0.01)%	0.27%	0.05%	0.27%
Policy and other operating expenses, excluding policy acquisition expenses	(0.53)%	(0.43)%	(0.40)%	(0.57)%	(0.55)%	(0.53)%	(0.55)%
AmerUs closed block fair value liability	0.24%	(0.14)%	0.03%	0.01%	0.28%	0.24%	0.28%
ACRA noncontrolling interest	(0.28)%	(0.62)%	(0.36)%	(0.63)%	(0.19)%	(0.28)%	(0.19)%
Other	(0.02)%	0.02%	(0.04)%	0.03%	0.03%	(0.02)%	0.03%
Total adjustments to arrive at cost of funds	(8.56)%	(8.95)%	(17.35)%	(10.36)%	(3.70)%	(8.56)%	(3.70)%
Total cost of funds	2.66%	2.36%	2.44%	2.54%	1.82%	2.66%	1.82%

Average net invested assets	$151,644	$156,753	$161,789	$168,863	$181,398	$151,644	$181,398

Non-GAAP Reconciliations Unaudited (in millions)

	Predecessor	Successor
	December 31, 2021	March 31, 2022
RECONCILIATION OF TOTAL INVESTMENTS INCLUDING RELATED PARTIES TO NET INVESTED ASSETS
Total investments, including related parties	$209,176	$196,405
Derivative assets	(4,387)	(3,668)
Cash and cash equivalents (including restricted cash)	10,275	9,357
Accrued investment income	962	885
Payables for collateral on derivatives	(3,934)	(3,105)
Reinsurance funds withheld and modified coinsurance	(1,035)	2,800
VIE and VOE assets, liabilities and noncontrolling interest	2,958	10,314
Unrealized (gains) losses	(4,057)	7,985
Ceded policy loans	(169)	(158)
Net investment receivables (payables)	75	410
Allowance for credit losses	361	495
Total adjustments to arrive at gross invested assets	1,049	25,315
Gross invested assets	210,225	221,720
ACRA noncontrolling interest	(34,882)	(37,449)
Net invested assets	$175,343	$184,271

RECONCILIATION OF INVESTMENT FUNDS INCLUDING RELATED PARTIES AND VIES TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and VIEs	$9,866	$17,899
Equity securities[1]	872	732
CLO and ABS equities included in trading securities[1]	1,418	1,075
Investment in Apollo	(2,112)	—
Investment funds within funds withheld at interest	1,807	1,982
Royalties and other assets included in other investments	50	48
Net assets of the VIE, excluding investment funds	(772)	(8,632)
Unrealized (gains) losses and other adjustments	14	12
ACRA noncontrolling interest	(1,270)	(1,610)
Total adjustments to arrive at net alternative investments	7	(6,393)
Net alternative investments	$9,873	$11,506

1 Prior period has been updated to reflect a reclassification between line items for comparability.

Non-GAAP Reconciliations Unaudited (in millions)

	Predecessor	Successor
	December 31, 2021	March 31, 2022
RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$212,968	$232,442
Long-term debt	(2,964)	(3,287)
Derivative liabilities	(472)	(631)
Payables for collateral on derivatives and short-term repurchase agreements	(6,446)	(5,717)
Other liabilities	(2,975)	(1,944)
Liabilities of consolidated VIEs	(461)	(6,801)
Reinsurance ceded receivables	(4,594)	(4,648)
Policy loans ceded	(169)	(158)
ACRA noncontrolling interest	(32,933)	(35,019)
Other	(3)	(3)
Total adjustments to arrive at net reserve liabilities	(51,017)	(58,208)
Net reserve liabilities	$161,951	$174,234